SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2004

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

82 Running Hill Road
South Portland, Maine 04106
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 775-8100

Item 5: Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Signature
EX-3.1 BYLAWS OF FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

Item 5: Other Events

(Item 5.03 Amendments to Articles of Incorporation or By-laws; Changes in Fiscal Year.)

     On August 17, 2004, our board of directors unanimously approved amendments to the company’s bylaws. These include several changes made to better reflect current factual circumstances, and amendments to the indemnification section intended to reflect changes in applicable law and current indemnification practices. Language was also added that will permit the company to indemnify employees who are not officers or directors of the company or a subsidiary, at the company's discretion.

     The amended bylaws became effective upon their adoption by the board of directors. A copy of our amended bylaws is attached as Exhibit 3.1 to this report and incorporated herein by reference. Our bylaws are also available at the corporate governance section of our web site at http://governance.fairchildsemi.com.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

c)	Exhibits

3.1	Bylaws of Fairchild Semiconductor International, Inc., as amended through August 17, 2004.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: August 20, 2004	/s/ Paul D. Delva

Paul D. Delva Vice President, General Counsel